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                                                                   EXHIBIT 10.50

                          RESOLUTION NO. 2075

      A RESOLUTION GRANTING BEACH CABLE, INC. THE RIGHT TO ASSIGN ITS NON-EXCLUSIVE PERMIT (TO LOCATE, CONSTRUCT, MAINTAIN AND OPERATE A TELEVISION CABLE DISTRIBUTION SYSTEM IN THE UNINCORPORATED AREAS OF BAY COUNTY BETWEEN HATHAWAY BRIDGE AS THE EASTERN BOUNDARY, THE PHILLIPS INLET BRIDGE AS THE WESTERN BOUNDARY, GULF OF MEXICO AS THE SOUTHERN BOUNDARY AND ST. ANDREWS BAY, NORTH BAY AND THE INTERCOASTAL WATERWAY NORTHERN BOUNDARY) TO KNOLOGY OF PANAMA CITY, INC.

      WHEREAS, the Board of County Commissioners of Bay County, Florida (the "Board"), has heretofore in January, 1993, granted to Beach Cable, Inc., (the "Licensee") a non-exclusive license to locate, construct, maintain and operate a television cable distribution system along, through, over and under the streets, alleys, bridges and public places of Bay County, Florida, in the unincorporated areas of Bay County between Hathaway Bridge as the Eastern boundary, the Phillips Inlet Bridge as the Western boundary, the Gulf of Mexico as the Southern boundary and St. Andrews Bay, North Bay and the Intercostal Waterway as the Northern boundary; and

      WHEREAS, L. Charles Hilton, Jr., the sole stockholder of the Licensee, wishes to convert his ownership interest in the Licensee to an ownership interest in Knology Holdings, Inc., a Delaware Corporation ("Knology"), through a transaction in which Knology of Panama City, Inc., a Delaware corporation and wholly owned subsidiary of Knology and the Licensee will be merged; and

      WHEREAS, the Permittee and Knology are in the process of negotiating a merger agreement to effectuate the merger transactions; and

      WHEREAS, Section 8 of the License states that after completion of the Cable
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System, the Licensee shall have a right to assign the License, subject to approval of the Board; and

      WHEREAS, the said proposed merger might be considered an assignment of said license to Knology of Panama City, Inc., the corporation which will result from the proposed merger; and

      WHEREAS, the Board believes that such merger will be in the public interest.

      NOW, THEREFORE, be it resolved by the Board of County Commissioners of Bay County, Florida, that the proposed assignment of said license to Knology of Panama City, Inc., is hereby approved, subject to consummation of a merger agreement between Permitte and Knology; and

      FURTHER RESOLVED, that Knology shall notify the City within ten (10) days of the consummation of the merger transactions.

      PASSED, APPROVED AND ADOPTED this 18th day OF NOVEMBER, 1997

                                    BOARD OF COUNTY COMMISSIONERS
                                           OF BAY COUNTY, FLORIDA

(SEAL)

                                                By:   /s/ Danny Sparks
                                                      ----------------
                                                   Chairman

ATTEST:

By:/s/ Harold Bazzel                      Approved as to correctness
   -----------------
       Clerk                                    of form:


                                          /s/ [ILLEGIBLE SIGNATURE]
                                          -------------------------
                                          Burke & Blue, P.A.
                                          Attorneys for Bay County